UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2008

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Six Parkway North, Deerfield, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2008, APAC Customer Services, Inc. (the "Company") entered into: (i) Amendment No. 2 to Second Amended and Restated Loan and Security Agreement (the "LaSalle Amendment") with LaSalle Bank National Association ("LaSalle"), as lender and agent, and the financial institutions from time to time parties thereto as lenders; and (ii) a Second Amendment to its Second Lien Loan and Security Agreement (the "Atalaya Amendment" and, collectively with the LaSalle Amendment, the "Amendments") with Atalaya Funding II, L.P. as lender and Atalaya Administrative LLC, as agent (collectively, "Atalaya").

Pursuant to the terms of the Amendments, the Company, LaSalle and Atalaya agreed, among other things, to (i) adjust certain financial covenants including the maximum restructuring cash dispursements covenant, the fixed charge coverage covenant, the EBITDA covenant, and the leverage covenant; and (ii) add a new capital expenditures covenant. The Company's compliance with certain of the financial covenants will be measured at the end of each fiscal month. In addition, Atalaya agreed to reduce the voluntary prepayment penalty associated with its term loan if the term loan is prepaid in full prior to July 1, 2008. As partial consideration for the Atalaya Amendment, the Company issued a warrant to purchase 512,245 common shares of the Company (the "Warrant") at an exercise price of $1.05 per share to an affiliate of Atalaya.

For more details regarding the terms of the Amendments and the Warrant refer to the Amendments which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and the Warrant which is attached hereto as Exhibit 4.1 and which are hereby incorporated by reference into this filing in their entirely.

Item 7.01 Regulation FD Disclosure.

We expect that our cash balances, cash flows from operations and available borrowings under our loan agreements will be sufficient to meet projected operating needs, fund any planned capital expenditures, and repay debt obligations as they come due. Our cash flow is significantly impacted by our ability to collect our clients’ accounts receivable on a timely basis. To the extent that our business with a single client or small group of clients represents a more significant portion of our revenue, a delay in receiving payment could materially adversely affect the availability of cash to fund operations. A significant change in operating cash flow or a failure to achieve or sustain profitability could have a material adverse effect on our liquidity and our ability to comply with the financial covenants in our loan agreements. In addition, our failure to adhere to the financial and other covenants could give rise to a default under the loan agreements which would have a material adverse effect on our liquidity and financial condition. There can be no assurance that we will be able to meet the financial and other covenants in our loan agreements. See Item 1A of Part II of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 under the caption "Our business may be affected by our cash flows from operations and our ability to comply with our debt covenants."

Management of the Company believes that the terms of its current loan agreements are above market terms and, accordingly, has negotiated with Atalaya to permit the Company to voluntarily prepay its term loan in full at a substantially reduced prepayment penalty prior to July 1, 2008. There is no penalty for voluntary prepayment of the revolving credit facility with LaSalle. The Company is actively exploring alternative means of financing its business with a view towards lowering its cost of capital. There can be no assurance that the Company will be able to obtain alternate financing or lower its costs of capital.

Item 9.01 Financial Statements and Exhibits.

Exhibit 4.1 Warrant to Purchase Common Shares, dated January 24, 2008.

Exhibit 10.1 Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, by and among LaSalle Bank National Association, as Lender and Agent, and APAC Customer Services, Inc., as Borrower, dated January 24, 2008.

Exhibit 10.2 Second Amendment to Second Lien Loan and Security Agreement, by and among Atalaya Funding II, L.P., as Lender, Atalaya Administrative LLC, as Agent, and APAC Customer Services, Inc., as Borrower, dated January 24, 2008.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates, and projections of future events and financial performance and the assumptions on which those expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors that can cause actual events and results to differ materially from historic results or those projected. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company's actual results to differ from historical results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the Company; terms of its client contracts; availability of cash flows from operations and borrowing availability under its loan agreements; its ability to comply with its debt covenants; its ability to effectively manage customer care center capacity and offshore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with its Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2006 and the Company’s quarterly report on Form 10-Q for the quarters ended April 1, 2007, June 30, 2007 and September 30, 2007. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

January 29, 2008	By:	George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Warrant to Purchase Common Shares, dated January 24, 2008
10.1	Amendment No. 2 to Second Amended and Restated Loan and Security Agreement, by and among LaSalle Bank National Association, as Lender and Agent, and APAC Customer Services, Inc., as Borrower, dated January 24, 2008
10.2	Second Amendment to Second Lien Loan and Security Agreement, by and among Atalaya Funding II, L.P., as Lender, Atalaya Administrative LLC, as Agent, and APAC Customer Services, Inc., as Borrower, dated January 24, 2008